Accrued expenses (Tables)	12 Months Ended
Dec. 31, 2025
Accrued Expenses [Abstract]
Summary of Accrued Expenses
Accrued expenses consist of the following (in USD thousands):

	As of December 31,
	2025	2024
Accrued compensation	$15,853	$10,781
Accrued professional fees	1,778	1,422
Accrued inventory purchases	420	121
Accrued IT support	701	570
Accrued legal fees	824	—
Accrued other	1,160	323
Total	$20,736	$13,217